FAIR VALUE MEASUREMENT	6 Months Ended
Jun. 30, 2026
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENT

NOTE 3 - FAIR VALUE MEASUREMENT

The Company measures certain financial assets and liabilities at fair value on a recurring basis and discloses such measurements in accordance with ASC Topic 820, Fair Value Measurement. The carrying amounts of the Company’s financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, and accrued liabilities, approximate their fair values due to their short-term maturities.

The Company’s financial assets and liabilities measured at fair value on a recurring basis consist primarily of foreign currency forward and option contracts, which are used to hedge exposure to foreign currency exchange rate fluctuations. These instruments are measured using observable market inputs, such as forward exchange rates, and are generally classified within Level 2 of the fair value hierarchy. At June 30, 2026, the fair value of the foreign currency forward contract amounted to $7 thousand and is presented in accrued expenses and other current liabilities in the balance sheet.

Foreign Currency Derivative Instruments and Risk Management

The Company hedges its exposure to foreign currency risk arising from probable forecasted expenses denominated in Israeli Shekels (“ILS”) in accordance with its risk management policy. The Company’s objective is to mitigate the variability in expected cash flows attributable to fluctuations in foreign currency exchange rates. A significant portion of this exposure relates to forecasted payroll and other operating expenses denominated in ILS.

To manage this risk, the Company enters into foreign currency forward contracts and option contracts. These derivative instruments are not used for speculative purposes. All derivatives are recognized on the consolidated balance sheets at fair value in accordance with ASC Topic 815, Derivatives and Hedging, with changes in fair value accounted for based on their designation.

As of June 30, 2026, the Company had designated foreign currency option contracts with an aggregate notional amount of approximately ILS12.4 million ($4.2 million) as cash flow hedges of forecasted salary expenditures expected to occur through December 31, 2026. No designated hedge contracts matured during the six months ended June 30, 2026, and therefore no hedge-related gains or losses were recognized in earnings during the period.

Management concluded that all designated hedge relationships were highly effective as of June 30, 2026 and that no hedge ineffectiveness was recognized in earnings during the period.